UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 5, 2014

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(720) 457-6060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Warrant to Purchase Common Units

On February 5, 2014, High Point Infrastructure Partners, LLC (“HPIP”), American Midstream Partners, LP (the “Partnership”) and American Midstream GP, LLC (the “General Partner”) entered into a settlement (the “Settlement”) with AIM Midstream Holdings, LLC (“AIM”) regarding the action filed in Delaware Chancery Court by AIM against HPIP, the Partnership and the General Partner, pursuant to which AIM sought rescission of the Partnership’s August 2013 equity restructuring agreement between the parties (the “Equity Restructuring”), or, in the alternative, monetary damages. Under the Settlement, among other things:

•      HPIP and AIM agreed to enter into an amendment to the limited liability company agreement of the General Partner (the “LLC Amendment”) to, among other things, amend the Sharing Percentages (as defined therein) such that HPIP’s sharing percentage thereafter shall be 95% and AIM’s Sharing Percentage shall be 5%;

•      HPIP agreed to transfer all of the 85.02% of the Partnership’s outstanding Incentive Distribution Rights held by HPIP to the General Partner such that the General Partner will, immediately after the transfer, own 100% of the outstanding Incentive Distribution Rights; and

•      the Partnership issued to AIM a warrant to purchase up to 300,000 common units of the Partnership at an exercise price of $0.01 per common unit (the “Warrant”), which Warrant, among other terms, (i) is exercisable at any time on or after February 8, 2014 until the tenth anniversary of February 5, 2014, (ii) contains cashless exercise provisions and (iii) contains customary anti-dilution and other protections.

The Partnership had previously issued a warrant similar to the Warrant in connection with the Equity Restructuring, but such warrant was subsequently cancelled pending resolution of the Equity Restructuring dispute. The description of the Warrant contained herein is not complete and is qualified in its entirety by reference to the full text of the Warrant, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The description of the LLC Amendment contained herein is not complete and is qualified in its entirety by reference to the full text of the LLC Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Warrant Issuance

The information regarding the issuance of the Warrant set forth in Item 1.01 is incorporated in its entirety herein by reference.  The Partnership issued the Warrant pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of General Partner LLC Agreement in Connection with Settlement

The information regarding the issuance of the Warrant set forth in Item 1.01 is incorporated in its entirety herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to Second Amended and Restated Agreement Limited Liability Company Agreement of American Midstream GP, LLC dated February 5, 2014
10.1	Warrant to Purchase Common Units of American Midstream Partners, LP dated February 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC its General Partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Senior Vice President and Chief Financial Officer

February 7, 2014

EXHIBITS INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Second Amended and Restated Agreement Limited Liability Company Agreement of American Midstream GP, LLC dated February 5, 2014
10.1	Warrant to Purchase Common Units of American Midstream Partners, LP dated February 5, 2014